Hartford Life Insurance Company Separate Account Seven:
333-69475	Director Focus (Series I/IR)

Hartford Life Insurance Company Separate Account Ten:
333-69439	Putnam Hartford AssetManager (Series I/IR)

Product Information Notice Dated August 27, 2009

Product Information Notice Dated August 27, 2009

Effective November 2, 2009, the following changes are made:

NAME CHANGES:

•                  Legg Mason Partners Variable Capital and Income Portfolio is renamed to Legg Mason ClearBridge Variable Equity Income Builder Portfolio

•                  Legg Mason Partners Variable Fundamental Value Portfolio is renamed to Legg Mason ClearBridge Variable Fundamental Value Portfolio

•                  Legg Mason Partners Variable Global High Yield Bond Portfolio is renamed to Legg Mason Western Asset Variable Global High Yield Bond Portfolio

•                  Legg Mason Partners Variable Investors Portfolio is renamed to Legg Mason ClearBridge Variable Investors Portfolio

FUND OBJECTIVE CHANGE:

The primary investment objective for the Legg Mason ClearBridge Variable Equity Income Builder Portfolio is to provide a high level of current income. Long-term capital appreciation is a secondary objective.

This Product Information Notice Should Be Retained For Future Reference.

HV-7938